Reverse Recapitalization (Tables)	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Summary of Share Listing Expenses Recognised In Profit or Loss
The acquisition of the net assets of AGC on December 1, 2021 does not meet the definition of a business under IFRS and has therefore been accounted for as a share-based payment, with the former AGC shareholders receiving one GHL Class A ordinary share for each issued and outstanding ordinary share in AGC. The excess of fair value of GHL shares issued over the fair value of AGC’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred, the summary of which is as follows:

(in $ millions)		$
Fair value of net assets of AGC comprising		398
Cash and cash equivalents	482
Payables	(7)
Warrant liabilities	(77)
Less: Fair value of consideration comprising:
62.5 million GHL Class A ordinary shares (see Note 11)		(688)

Share listing expenses recognised in profit or loss		(290)